Exhibit 10.6

Execution Version

October 1, 2021

Re: Forward Purchase Agreement

Ladies and Gentlemen:

We are pleased to accept the offer the undersigned subscriber (the “Subscriber” or “you”) has made MELI Kaszek Pioneer Corp, a Cayman Islands exempted company (the “Company”), to purchase 5,000,000 shares of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Shares”), at a price of $10.00 per Forward Purchase Share. The Shares hereinafter may be referred to as the “Forward Purchase Securities.” The parties acknowledge that, at the closing of the Company’s Business Combination (the “Business Combination Closing”), the Company may deliver to the Subscriber the number of Shares to be purchased by the Subscriber pursuant hereto. The terms on which the Company is willing to sell the Forward Purchase Securities to the Subscriber, and the Company and the Subscriber’s agreements regarding such Forward Purchase Securities, are set forth in this agreement (this “Agreement”) and are as follows:

1.	Purchase of the Forward Purchase Securities.

(a)

Subject to the terms and conditions of this Agreement, the Company agrees to sell the Forward Purchase Securities to the Subscriber, and the Subscriber hereby agrees to purchase the Forward Purchase Securities from the Company, in a private placement at an aggregate purchase price of $10.00 per Share multiplied by the number of Shares being purchased hereunder (“Aggregate Purchase Price”). Notwithstanding anything to the contrary herein, the amount of Shares to be purchased by the Subscriber pursuant to this Agreement may be reduced at the sole discretion of the Company at any time prior to the consummation of the Business Combination.

2.	Representations, Warranties and Agreements.

(a)

Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Forward Purchase Securities to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

(i)

No Government Recommendation or Approval. The Subscriber understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Forward Purchase Securities.

(ii)

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Subscriber, (ii) any agreement, indenture or instrument to which the Subscriber is a party, (iii) any law, statute, rule or regulation to which the Subscriber is subject, or (iv) any agreement, order, judgment or decree to which the Subscriber is subject.

(iii)

Organization and Authority. The Subscriber possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(iv)

Experience, Financial Capability and Suitability. The Subscriber is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Forward Purchase Securities and protect its own interests and (ii) able to bear the economic risk of its investment in the Forward Purchase Securities for an indefinite period of time because the Forward Purchase Securities have not been registered under the Securities Act of 1933, as amended (“Securities Act”) and therefore cannot be sold by the Subscriber unless subsequently registered under the Securities Act or an exemption from such registration is available. The Subscriber is able to afford a complete loss of the Subscriber’s investment in the Forward Purchase Securities.

(v)

Access to Information; Independent Investigation. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, the Subscriber has relied solely on the Subscriber’s own knowledge and understanding of the Company and its business based upon the Subscriber’s own due diligence investigation and the information furnished pursuant to this paragraph. The Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Agreement and the Subscriber has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

(vi)

Regulation D Offering. The Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under federal or state law.

(vii)

Investment Purposes. The Subscriber is purchasing the Forward Purchase Securities solely for investment purposes and not with a view towards the further distribution or dissemination thereof. The Subscriber did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

(viii)

Restrictions on Transfer; Shell Company. The Subscriber understands the Forward Purchase Securities are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Subscriber understands the Forward Purchase Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and the Subscriber understands that any certificates representing the Forward Purchase Securities will contain a legend in respect of such restrictions. If in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Forward Purchase Securities, such securities may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. The Subscriber agrees that if any transfer of its Forward Purchase Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Forward Purchase Securities. The Subscriber further acknowledges that because the Company is a shell company, Rule 144 may not be available to the Subscriber for the resale of the Forward Purchase Securities until one (1) year following consummation of the Business Combination, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

(ix)

No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Subscriber in connection with the transactions contemplated by this Agreement.

(b)

Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Forward Purchase Securities, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

(i)

Organization and Corporate Power. The Company is a Cayman Islands exempted company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Company of this Agreement, the Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii)

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Amended and Restated Memorandum and Articles of Association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or (iv) any agreement, order, judgment or decree to which the Company is subject.

(iii)

Title to Forward Purchase Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Company’s Amended and Restated Memorandum and Articles of Association, the Forward Purchase Securities will be duly and validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof the Subscriber will have or receive good title to the Forward Purchase Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions under federal and state securities laws, and (b) liens, claims or encumbrances imposed due to the actions of the Subscriber.

(iv)

No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

(v)

No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Company in connection with the transactions contemplated by this Agreement other than such state blue sky, FINRA and NASDAQ consents and approvals as may be required.

(vi)

No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D of the U.S. Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company or any of its representatives in connection with the offer and sale of the Forward Purchase Securities.

(vii)

No Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Company or any of its affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

(viii)	Arms-Length. The purchase and sale of the Forward Purchase Securities contemplated by this Agreement is an arms-length transaction between the Subscriber and the Company.

3.	Registration Rights; Transfer.

(a)

Registration. The Company agrees that it will use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “Commission”) (at the Company’s sole cost and expense), within thirty (30) calendar days after the Business Combination Closing (the “Filing Date”), a registration statement (the “Forward Registration Statement”) registering the resale of the Forward Purchase Securities (the “Registrable Securities”), and the Company shall use its commercially reasonable efforts to have the Forward Registration Statement declared effective as soon as practicable after the filing thereof (the “Effectiveness Deadline”); provided, however, that the Company’s obligations to include the Registrable Securities in the Forward Registration Statement are contingent upon the Subscriber furnishing in writing to the Company such information regarding the Subscriber, the Forward Purchase Securities of the Company held by the Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations; provided further, that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the Filing Date if the Forward Registration Statement is reviewed by, and comments thereto are provided from, the Commission (provided, that if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business). Notwithstanding the foregoing, if the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Forward Registration Statement will not be “reviewed” or subject to further review, the Company shall use its commercially reasonable efforts to have the Forward Registration Statement declared effective within ten (10) Business Days of receipt of such notice. Notwithstanding anything to the contrary contained herein, (i) no registration shall be effected or permitted and no Forward Registration Statement shall become effective, with respect to any Registrable Securities held by the Subscriber or any person or entity to whom the Subscriber is permitted to Transfer (as defined below) such Registrable Securities prior to the expiration of the Forward Purchase Lock-up Period (as defined below) (a “Permitted Transferee”), until after the expiration of the Forward Purchase Lock-up Period. The Company may delay or postpone filing of such Forward Registration Statement, and from time to time require the Subscriber not to sell under the Forward Registration Statement or suspend the use or effectiveness thereof if it determines that in order for the Forward Registration

Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company; provided, that, (w) the Company shall not so delay filing or so suspend the use of the Forward Registration Statement for a period of more than ninety (90) consecutive days or more than a total of one hundred twenty (120) calendar days, in each case in any three hundred sixty (360) day period and (x) the Company shall use commercially reasonable efforts to make the Forward Registration Statement available for the sale of the Forward Purchase Securities by the undersigned as soon as practicable thereafter.

(b)	Indemnification.

(i)

To the extent the Subscriber is a seller under the Forward Registration Statement, the Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless the Subscriber, the officers, directors, agents, partners, members, managers, shareholders, affiliates, employees and investment advisers of the Subscriber, each person who controls the Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the officers, directors, partners, members, managers, shareholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (A) any untrue or alleged untrue statement of a material fact contained in the Forward Registration Statement, any prospectus included in the Forward Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (B) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 3, except to the extent, but only to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Subscriber furnished in writing to the Company by the Subscriber expressly for use therein. The Company shall notify the Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 3 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by the Company.

(ii)

The Subscriber shall, severally and not jointly with any other selling shareholder named in the Forward Registration Statement, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or that are based upon any untrue or alleged untrue statement of a material fact contained in the Forward Registration Statement, any prospectus included in the Forward Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Company by the Subscriber expressly for use therein. In no event shall the liability of the Subscriber be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation.

4.	Additional Agreements and Acknowledgements of the Subscriber.

(a)	Trust Account.

(i)

The Subscriber hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon closing of the Company’s initial public offering (the “IPO”). The Subscriber, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Subscriber may have in respect of any Forward Purchase Securities held by it.

(ii)

The Subscriber hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Subscriber may have in respect of any Forward Purchase Securities held by it. In the event the Subscriber has any Claim against the Company under this Agreement, the

Subscriber shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Subscriber may have in respect of any Forward Purchase Securities held by it.

(b)

Redemption and Liquidation. The Subscriber hereby waives, with respect to any Forward Purchase Securities held by it, any redemption rights it may have in connection with (i) the consummation of a Business Combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination and (ii) any shareholder vote to approve an amendment to the amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of the Class A Shares sold in the IPO if the Company has not consummated an initial Business Combination within 24 months from the closing of the IPO or in the context of a tender offer made by the Company to purchase Class A Shares, it being understood that the Subscriber shall be entitled to redemption and liquidation rights with respect to any Forward Purchase Securities held by it.

(c)

Voting. The Subscriber hereby agrees that if the Company seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the Subscriber shall vote any Class L Shares and Class A Shares owned by it in favor of any proposed Business Combination.

(d)

No Short Sales. The Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to the Forward Purchase Securities of the Company prior to the Business Combination Closing. For purposes of this Section, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect share pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with the Subscriber that have no knowledge of this Agreement from entering into any Short Sales and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Forward Purchase Securities covered by this Agreement.

5.	Settlement Date and Delivery.

(a)

Closing of Purchase of Forward Purchase Securities. The consummation and settlement of the forward purchase contract for the purchase and sale of the Forward Purchase Securities hereunder (the “Closing”) shall be held at the same date and immediately prior to the Business Combination Closing (the date of the Closing being referred to as the “Closing Date”). No later than two business days prior to the Closing, the Subscriber shall deliver the Aggregate Purchase Price for the Forward Purchase Securities purchased hereunder in cash via wire transfer to an account specified in writing by the Company. Upon the Closing, the Company will issue to the Subscriber the Forward Purchase Securities being purchased hereunder, each registered in the name of the Subscriber, against delivery of the Aggregate Purchase Price.

(b)	Conditions to Closing of the Company. The Company’s obligations to sell and issue the Forward Purchase Securities at the Closing are subject to the fulfillment of the following conditions:

(i)

Representations and Warranties. The representations and warranties made by the Subscriber in Section 2 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date), with the same force and effect as if they had been made on and as of said date.

(ii)

Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to the Closing Date shall have been performed or complied with in all material respects.

(iii)

Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Forward Purchase Securities.

(c)

Conditions to Closing of the Subscriber. The Subscriber’s obligation to purchase the Forward Purchase Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(i)

Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date), with the same force and effect as if they had been made on and as of said date.

(ii)

Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

(iii)

Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Forward Purchase Securities.

(iv)

Business Combination. The Company’s proposed initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”) shall have been approved by unanimous vote of the Board of Directors of the Company and the conditions to the Business Combination Closing, including the approval of the Company’s shareholders, if applicable, shall have been satisfied or waived.

6.	Restrictions on Transfer.

The Subscriber hereby agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Forward Purchase Securities (“Transfer”) until the earlier of (a) eighteen months after the completion of the Business Combination, (b) subsequent to the Business Combination, if the closing price of the Class A Ordinary Shares equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (c) the date following the completion of the Business Combination on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Shares for cash, securities or other property (the “Forward Purchase Lock-up Period”). Notwithstanding the above, Transfers of the Forward Purchase Securities that are held by the Subscriber (that have complied with this paragraph 6), are permitted (a) to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors, any affiliate of the Subscriber or to any members of the Subscriber or any of their affiliates; (b) in the case of an individual, Transfers by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization; (c) in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of such individual; (d) in the case of an individual, Transfers pursuant to a qualified domestic relations order; (e) by private sales or Transfers made in connection with any forward purchase agreement or similar arrangement or in connection with the consummation of the Business Combination at prices no greater than the price at which the securities were originally purchased; (f) by virtue of the limited partnership agreements or other applicable organizational documents of the Subscriber upon dissolution of the Subscriber; (g) as distributions to limited partners or members of the Subscriber; (h) by virtue of the laws of the Cayman Islands or the Subscriber’s limited liability company agreement upon dissolution of the Subscriber; (i) to the Company for no value for cancellation in connection with the completion of the Business Combination; (j) in the event of the Company’s liquidation prior to the completion of the Business Combination; or (k) in the event of the Company’s liquidation, merger, share exchange, reorganization or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Shares for cash, securities or other property subsequent to the completion of the Business Combination; provided, however, that in the case of clauses (a) through (h), these permitted transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions herein and the other restrictions contained in this Agreement (including provisions relating to voting, redemption and liquidation distributions and the trust account).

All certificates representing the Forward Purchase Securities shall have endorsed thereon a legend substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS. THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FORWARD PURCHASE AGREEMENT BY AND AMONG THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

The legend set forth above shall be removed and the Company shall issue to the Subscriber a new certificate therefore free of any transfer legend if the Subscriber shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Forward Purchase Lock-up Period has expired and a public sale or transfer of such Forward Purchase Securities may be made without registration under the Securities Act, which opinion shall be reasonably accepted by the Company so that the sale or transfer is effected.

7.	Other Agreements.

(a)

Further Assurances. Each of the Company and the Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(b)	Notices.

(i)

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt.

(ii)

All communications sent to the Company shall be sent to: MELI Kaszek Pioneer Corp, 78 SW 7th Street, Individual Office No. 07-156, Miami, Florida 33130, with a copy to the Company’s counsel at Cleary Gottlieb Steen & Hamilton, LLP, One Liberty Plaza, New York, NY 10006, Attention: Nicolas Grabar & Adam J. Brenneman.

(iii)

All communications to the Subscriber shall be sent to the Subscriber’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 7(b).

(c)

Entire Agreement. This Agreement, substantially in the form to be filed as an exhibit to the registration statement relating to the IPO (“Registration Statement”), embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

(d)	Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

(e)

Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by all parties hereto. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

(f)

Assignment. Prior to the expiration of the Forward Purchase Lock-up Period, the Subscriber may not assign or delegate such Subscriber’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by the Subscriber to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by the transfer restrictions set forth in this Agreement. After the expiration of the Forward Purchase Lock-up Period, the rights and obligations under this Agreement may be assigned by any of the parties hereto with the prior written consent of the other parties; provided that the Subscriber may assign its rights and obligations to an affiliate with the prior consent of the other parties.

(g)

Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

(h)

Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

(i)

Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(j)

Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

(k)

No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(l)

Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

(m)

Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

(n)

Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(o)

Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p)

Mutual Drafting. This Agreement is the joint product of the Subscriber and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

8.

Indemnification. Each party shall indemnify the other against any reasonable loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement, as determined by a final non-appealable judgment of a court of competent jurisdiction.

9.

Term. The Subscriber’s obligation to acquire the Forward Purchase Securities hereunder, and the Company’s obligation to sell the Forward Purchase Securities hereunder, shall be in effect until the earlier of (i) the consummation of the Business Combination within the time frame permitted by the Company’s amended and restated memorandum and articles of associations, which, as of the date hereof, is expected to be 24 months from the consummation of the IPO, including any extensions beyond such term effected pursuant to the terms of the amended and restated memorandum and articles of association, and (ii) the liquidation of the Company in the event that the Company is unable to consummate the Business Combination within the time frame permitted by the amended and restated memorandum and articles of association (including any extensions).

10.

Disclosure. The Subscriber hereby acknowledges that (i) the terms of this Agreement will be disclosed in the Registration Statement, (ii) if deemed reasonably necessary by the Company, this Agreement will be filed with the Commission as an exhibit to the Registration Statement and (iii) the Company will disclose the terms of this Agreement to potential IPO investors and to potential Business Combination targets. Notwithstanding the foregoing, before the filing of any such Registration Statement or the use of any marketing materials for potential IPO investors or potential Business Combination targets or otherwise in connection with the “road show” for the IPO which include the Subscriber’s name, the Subscriber shall have a reasonable opportunity to review the disclosure in such Registration Statement or other marketing materials concerning the Subscriber and this Agreement and make reasonable comments thereon.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Accepted and agreed this 1st day of October, 2021.

MELI KASZEK PIONEER CORP

By:	/s/ Hernan Kazah
Name:	Hernan Kazah
Title:	Co-Chief Executive Officer

MELI KASZEK PIONEER SPONSOR LLC

By: Kaszek Venture Opportunity II, L.P., its Co-Managing Member

By:	/s/ Hernan Kazah
Name:	Hernan Kazah
Title:	Director of Kaszek Ventures Opportunity Partners II, Ltd., as general partner of Kaszek Ventures Opportunity Partners II, L.P., as general partner of Kaszek Ventures Opportunity II, L.P.
Address:	7 Campbells Corporate Services Limited, Floor 4, Willow House, Cricket Square, Grand Cayman KY1-9010, Cayman Islands.
Email:	hernan@melikaszek.com

By: MELI Capital Ventures LLC, its Co-Managing Member

By:	/s/ Pedro Arnt
Name:	Pedro Arnt
Title:	Manager
Address:	7 Campbells Corporate Services Limited, Floor 4, Willow House, Cricket Square, Grand Cayman KY1-9010, Cayman Islands.
Email:	pedro@melikaszek.com

[Signature Page to Forward Purchase Agreement]